SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    December 19, 2005
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                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)


          Nevada                         0-13084                 13-3178732
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

       2200 Highway 121, Suite 100, Bedford, Texas             76021
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        (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:   800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01    Other Events.

On December 19, 200, Warrantech Corporation (the "Company") issued a press release announcing that it has extended the term of its insurance relationship with Great American Insurance Company beyond what was previously disclosed in its Form 10-Q, dated Nov. 14, 2005. The extension removed the termination date of December 31, 2005 and restored the arrangement in which the agreement for insurance coverage may be canceled on thirty days notice which existed prior to the last termination notice. This extension agreed to by Great American provides Warrantech with the opportunity to continue negotiations for the previously announced restructuring of its insurance programs.

In related news, Warrantech has successfully finalized negotiations with Western Insurance Company and American Resource Insurance Company, two A-rated insurance carriers that will underwrite certain of the Company's niche lines of business.

A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be `filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01    Financial Statements, and Exhibits.

(c) Exhibits.

99.1     Press Release of Warrantech Corporation dated December 19, 2005.

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

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WARRANTECH CORPORATION
                                          ----------------------
                                              (Registrant)

Date:  January 10, 2006                   By: /s/ RICHARD F. GAVINO
                                              ----------------------------------
                                              Richard F. Gavino
                                              Executive Vice President and
                                              Chief Financial Officer

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

                                  EXHIBIT INDEX


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 Exhibit #                      Description                               Page #
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   99.1          Press Release of Warrantech Corporation dated              4
                 December 19, 2005
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